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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                             TO EMPLOYMENT AGREEMENT

                  THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "AMENDMENT") is dated as of January 26, 2001 and entered into by and between NTN Communications, Inc., a Delaware corporation (the "COMPANY"), and Stanley B. Kinsey (the "EXECUTIVE") and is made with reference to that certain Employment Agreement, dated as of October 7, 1998 (the "EMPLOYMENT AGREEMENT"), by and between the Company and the Executive.

                                    RECITALS

                  WHEREAS, the Company and the Executive desire to amend the Employment Agreement to extend the term of employment for service as chief executive officer of the Company from three years to four years, resulting in a new expiration date of October 6, 2002.

                  WHEREAS, as consideration for the one-year extension, the Company agrees to provide additional compensation (which may take the form of cash, stock options, or other remuneration) to the Executive as determined by the Compensation Committee of the Board of Directors.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO THE EMPLOYMENT AGREEMENT

                  Section 1 of the Employment Agreement is hereby amended by (i) deleting the reference to "three (3) years" contained therein and substituting "four (4) years" therefor and (ii) and deleting the reference to "October 6, 2001" contained therein and substituting "October 6, 2002" therefor.

SECTION 2. ADDITIONAL COMPENSATION

                  The Company will grant the Executive an option to purchase 350,000 shares of the Company's common stock at the closing price as of the date hereof. Such option will be substantially in the form of Exhibit A attached to the Employment Agreement. The Company also agrees to amend two prior stock option grants issued to the Executive (i) on October 7, 1998 for 650,000 shares at an exercise price of $1.00 per share and (ii) on October 7, 1999 for 500,000 shares at an exercise price of $0.98 per share, in each case to extend the period such options may be exercised by the Executive, to the extent exercisable at the termination of the Executive's employment, from 60 days after termination to five (5) years after termination (provided that the exercise period for such option has not expired for its stated term).

SECTION 3. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE EMPLOYMENT AGREEMENT. Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.


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                  B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

                  D. EFFECTIVENESS. This Amendment shall become effective upon the execution of counterparts hereof by the Company and the Executive.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                           [signature page to follow]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the date first written above.


                                         NTN COMMUNICATIONS, INC.


                                         By: /s/ Kendra Berger
                                             -----------------------------
                                              Name:  Kendra Berger
                                              Title: Sr. Vice President
                                                     Finance & Administration


AGREED TO AND ACCEPTED:


By: /s/ Stanley B. Kinsey
    ----------------------
       Stanley B. Kinsey



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                                                                       EXHIBIT A

                            NTN COMMUNICATIONS, INC.

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of ________, 2001, by and between NTN COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and Stanley B. Kinsey, an individual (the "Optionee").

                                   WITNESSETH

         WHEREAS, this Agreement is being made and delivered pursuant to the First Amendment to Employment Agreement, dated January 26, 2001, to the Employment Agreement dated October 7, 1998, between the Company and the Optionee.

         WHEREAS, the Company's Board of Directors on January 26, 2001 authorized the grant to the Optionee pursuant to the Company's 1995 Stock Option Plan, as amended, (the "Plan") of an option (the "Option") to purchase all or any part of 350,000 shares of Common Stock, $.005 par value, of the Company (the "Common Stock") upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the right and option to purchase, in accordance with the terms and conditions of this Agreement, an aggregate of 350,000 shares of Common Stock at the price of $[____] per share (the "Price"), exercisable prior to the close of business on [_________], 2011 (the "Expiration Date").

         2. Vesting and Exercisability of Option. Subject to Sections 2, 3 and 5, the Option will become vested and exercisable as to one-twelfth (1/12) of the total shares of Common Stock issuable hereunder on the last business day of each calendar month immediately following October 6, 2001, subject to Optionee's continuous employment with the Company. The right to purchase any or all of such shares will terminate on the close of business on the Expiration Date; provided, however, that the right to exercise this Option is subject to early termination upon the Optionee's "Termination of Employment" (as defined in the Plan). In the event of the Optionee's Termination of Employment (other than by reason of death or termination by the Company without cause) this Option may only be exercised by Optionee, to the extent exercisable at Termination of Employment, at any time prior to five (5) years after Termination of Employment.

         3. Corporate Transaction. In the event of a Corporate Transaction (as defined below), the Committee administering the Plan shall notify the Optionee at least 30 days prior thereto. To the extent not previously vested, the Option shall vest immediately prior to the consummation of such Corporate Transaction unless the Committee administering the Plan determines otherwise in the exercise of its sole discretion. A "Corporate Transaction" means a liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another corporation or entity, a sale of all or substantially all of the assets of the Company, or a purchase of more than 50 percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert.


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         4. Method of Exercise of Option and Payment of Purchase Price. Each
exercise of the Option shall be by means of a written notice of exercise delivered to the Company and specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant to Section 9 below and payment of the Price in full in cash or by check payable to the order of the Company; provided that so-called cashless exercises may be permitted in the discretion of the Committee administering the Plan. The delivery of shares pursuant to an exercise of this Option will be conditional upon payment by the Optionee of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes.

         5. Effect of Death of Optionee. The Option and all other rights hereunder, to the extent such rights shall not have been exercised, shall, unless sooner terminated pursuant to the Plan, terminate and become null and void at the end of twelve months following the Optionee's death. During the twelve-month period after death, the Option may, to the extent exercisable on the date of death (or earlier termination), be exercised by the executor of the Optionee's will or the administrator of the holder's estate; provided that in no event may the Option be exercised by any person after the Expiration Date.

         6. Non-Assignability of Option. Subject to the provisions of the Plan, the Option and the rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. During the Optionee's lifetime, the Option may be exercised only by the Optionee, or, subject to the provisions of Section 5, within twelve months after his death by the executor of his will or the administrator of his estate, and not otherwise, regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse successor in interest.

         7. Adjustments and Other Rights. The rights of the Optionee hereunder will be subject to adjustments and modifications in certain circumstances and upon occurrence of certain events including a reorganization, merger, combination, recapitalization, reclassification, stock split, reverse stock split, stock dividend or stock consolidation, as set forth in the Plan.

         8. Optionee Not A Stockholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a shareholder of the Company as to any shares of Common Stock not actually issued and delivered to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

         9. Application of Securities Laws. No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Company or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                  (a) If the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the Common Stock issuable upon exercise and available for delivery to him a prospectus meeting the requirements of Section 10(a)(3) of the Act, the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a


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condition to each such exercise, he or she will furnish to the Company a written statement to such effect, satisfactory in form and substance to the Company, which statement also acknowledges that the Option shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer; and

                  (b) If and when the Optionee proposes to publicly offer or sell the Common Stock issued to him upon exercise of the Option, the Optionee will notify the Company prior to any such offering or sale and will abide by the opinion of counsel to the Company as to whether and under what conditions and circumstances, if any, he or she may offer and sell such shares.

         The Optionee understands that the certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise the Option under the provisions of Section 5 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is the Optionee.

         10. Notices. Any notice to be given under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Company at its principal office and any notice to be given to the Optionee shall be addressed to him at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         11. Effect of Agreement. This Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Company to the extent set forth herein.

         12. Withholding. The provisions of the Plan shall govern any withholding that the Company is required to make with respect to the exercise of the Option.

         13. Applicability of the Plan. The Option and this Agreement will subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan. The rights of the Optionee will be subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan as originally adopted, but shall not be adversely affected by any future amendments to the Plan.

         14. Laws Applicable to Construction. The Option has been granted, executed and delivered as of the day and year first above written in Carlsbad, California, and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the internal laws of the State of California.



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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand as of the day and year first above written.

                                             NTN COMMUNICATIONS, INC.,
                                             a Delaware corporation


                                             By:
                                                -------------------------------
                                                      Kendra Berger
                                                      Senior Vice President,
                                                      Finance & Administration


                                             OPTIONEE


                                             By:
                                                --------------------------------
                                                      Stanley B. Kinsey
                                                      6821 Farms View Court
                                                      Rancho Santa Fe, CA  92067



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